UNITED STATES
SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8 — K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 27, 2011
PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Mississippi

(State or Other Jurisdiction of Incorporation)

01-12103	64-0709834

(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530

(Address of Principal Executive Offices)	(Zip Code)
(228) 435-5511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Addresss, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 2.02.	Results of Operations and Financial Condition
On April 27, 2011, Peoples Financial Corporation issued a press release announcing its earnings for the first quarter of 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated April 27, 2011, “Peoples Financial Corporation Earnings Total $438,000 in First Quarter of 2011.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 27, 2011

PEOPLES FINANCIAL CORPORATION
By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO

Exhibit 99.1: Peoples Financial Corporation Press Release Dated April 27, 2011